UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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  CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 27, 2025
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Fortive Corporation
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-37654	47-5654583
(Commission File Number)	(IRS Employer Identification No.)

6920 Seaway Blvd
Everett,	WA	98203

(Address of principal executive offices)		(Zip code)
(425) 446-5000
(Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	FTV	New York Stock Exchange
3.700% Notes due 2026	FTV26A	New York Stock Exchange
3.700% Notes due 2029	FTV29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
This Current Report on Form 8-K is being filed in connection with the closing on June 28, 2025 at 12:01 a.m. Eastern Time of the previously announced separation (the “Separation”) of the precision technologies segment of Fortive Corporation (“Fortive” or the “Company”) from the Company’s remaining businesses. The Separation was effected by the transfer of the precision technologies segment from the Company to Ralliant Corporation (“Ralliant”) and the distribution of all of the outstanding shares of Ralliant common stock to the Company’s stockholders (the “Distribution”).
As a result of the Distribution, Ralliant is now an independent public company trading under the symbol “RAL” on the New York Stock Exchange.
Item 1.01 Entry Into a Material Definitive Agreement
In connection with the Distribution, on June 27, 2025, Fortive entered into several agreements with Ralliant that govern the relationship of the parties following the Distribution, including a Separation and Distribution Agreement, an Employee Matters Agreement, a Tax Matters Agreement, a Transition Services Agreement, an Intellectual Property Matters Agreement, an FBS License Agreement and a Fort Solutions License Agreement. A summary of certain material features of the Separation and Distribution Agreement, the Employee Matters Agreement, the Tax Matters Agreement, the Transition Services Agreement, the Intellectual Property Matters Agreement, the FBS License Agreement and the Fort Solutions License Agreement can be found in the section entitled “Certain Relationships and Related Person Transactions—Agreements with Fortive” in Ralliant’s Information Statement, which is included as Exhibit 99.1 to Amendment No. 2 to Ralliant’s Registration Statement on Form 10-12B (File No. 001-42633) filed with the U.S. Securities and Exchange Commission on May 28, 2025 (the “Information Statement”). These summaries are incorporated by reference into this Item 1.01 in their entirety.
The foregoing summary of the Separation-related agreements is qualified in its entirety by reference to the full texts of the Separation and Distribution Agreement, the Employee Matters Agreement, the Tax Matters Agreement, the Transition Services Agreement, the Intellectual Property Matters Agreement, the FBS License Agreement and the Fort Solutions License Agreement, which are included as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets
Immediately prior to the Distribution, Ralliant was a owned subsidiary of Fortive. The Distribution was completed effective as of 12:01 a.m. on June 28, 2025. Following the completion of the Distribution, Ralliant is now an independent public company trading under the symbol “RAL” on the New York Stock Exchange. The Distribution was made to holders of Fortive common stock of record as of the close of business on June 16, 2025 (the “Record Date”), who received one share of Ralliant common stock for every three shares of Fortive common stock held as of the Record Date. Fractional shares of Ralliant common stock were not issued in the Distribution. Fractional shares that holders of Fortive common stock would otherwise have been entitled to receive were aggregated and are being sold in the public market by the distribution agent. The aggregate net cash proceeds of these sales will be distributed ratably to those holders of Fortive common stock who would otherwise have been entitled to receive fractional shares.
Item 2.02 Results of Operations and Financial Condition
On June 30, 2025, Fortive issued a press release announcing the completion of the Distribution and information relating to estimated financial performance for the quarter ended June 28, 2025. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.
The information set forth in this Item 2.02 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished pursuant to Item 2.02 of Form 8-K. This Item 2.02 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
As previously disclosed, James A. Lico retired as President and Chief Executive Officer of Fortive and as a member of the Board of Directors (the “Board”) of Fortive, effective as of the completion of the Distribution. In connection therewith, on June 27, 2025, the Board appointed Olumide Soroye, formerly Fortive’s President and Chief Executive Officer of the Intelligent Operating Solutions and Advanced Healthcare Solutions segments, as President and Chief Executive Officer of Fortive and as a member of the Board, effective as of the completion of the Distribution.

Biographical and compensation information for Mr. Soroye can be found in Fortive’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which are incorporated by reference into this Item 5.02.
There are no arrangements or understandings between Mr. Soroye and any other person pursuant to which he was appointed as an officer or a director of the Company. Mr. Soroye has no interest in any transaction in which the Company is a participant that would require disclosure under Item 404(a) of Regulation S-K. There are no family relationships between Mr. Soroye and any other executive officer or director of the Company.
Item 8.01 Other Events
As previously reported, on May 15, 2025, Ralliant entered into a credit agreement (the “Credit Agreement”) with a syndicate of banks, consisting of a three-year, $700 million senior unsecured delayed draw term loan facility (the “Three-Year Term Loan”), an eighteen-month, $600 million senior unsecured delayed draw term loan facility (the “Eighteen-Month Term Loan” and together with the Three-Year Term Loan, the “Term Loans”) and a five-year, $750 million senior unsecured multi-currency revolving credit facility, including a $25 million sublimit for swingline loans and a $75 million sublimit for the issuance of letters of credit. At the closing of the Credit Agreement, Ralliant did not borrow any funds under the Credit Agreement. On June 27, 2025, Ralliant borrowed $1.15 billion pro rata under the Term Loans. Ralliant used the proceeds from the Term Loans to make payments to Fortive as part of the consideration for the contribution of certain assets and liabilities to Ralliant by Fortive in connection with the Separation (collectively, the “Cash Consideration”). Fortive intends to apply the Cash Consideration to repay certain outstanding indebtedness of Fortive and to repurchase certain of its outstanding common stock pursuant to the special purpose share repurchase program authorized on May 27, 2025.
The description of the Credit Agreement is set forth under Item 1.01 in the Company’s Current Report on Form 8-K filed on May 19, 2025 (the “Prior 8-K”), which description is incorporated herein by reference. In addition, the Credit Agreement was filed as Exhibit 10.1 to the Prior 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits:
The following unaudited pro forma financial information of Fortive is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference:
•Unaudited pro forma consolidated condensed balance sheet as of March 28, 2025.
•Unaudited pro forma consolidated condensed statements of earnings for the three-month period ended March 28, 2025 and each of the years ended December 31, 2024, 2023, and 2022.
•Notes to the unaudited pro forma consolidated condensed financial statements.

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated June 27, 2025, by and between Ralliant Corporation and Fortive Corporation

10.1	Employee Matters Agreement, dated June 27, 2025, by and between Ralliant Corporation and Fortive Corporation

10.2	Tax Matters Agreement, dated June 27, 2025, by and between Ralliant Corporation and Fortive Corporation

10.3	Transition Services Agreement, dated June 27, 2025, by and between Ralliant Corporation and Fortive Corporation

10.4	Intellectual Property Matters Agreement, dated June 27, 2025, by and between Ralliant Corporation and Fortive Corporation

10.5	FBS License Agreement, dated June 27, 2025, by and between Ralliant Corporation and Fortive Corporation

10.6	Fort Solutions License Agreement, dated June 27, 2025, by and between Ralliant Corporation and Fortive Corporation

99.1	Press Release of Fortive Corporation, dated June 30, 2025

99.2	Unaudited Pro Forma Consolidated Financial Statements of Fortive Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTIVE CORPORATION

Date:	June 30, 2025	By:	/s/ Daniel B. Kim
Daniel B. Kim
Vice President - Associate General Counsel and Secretary